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                                                                   Exhibit 10.22

                                                                  EXECUTION COPY

                          SECURITY AND PLEDGE AGREEMENT

         THIS SECURITY AND PLEDGE AGREEMENT (this "Agreement") is entered into as of March 23, 2004 among TEAM HEALTH, INC., a Tennessee corporation (the "Borrower"), the Subsidiaries of the Borrower listed on the signature pages hereto and any future Subsidiary that becomes a party hereto (the "Subsidiary Guarantors"; together with the Borrower, individually an "Obligor", and collectively the "Obligors") and BANK OF AMERICA, N.A., in its capacity as administrative agent (together with any successor appointed pursuant to Section
10.09 of the Credit Agreement described below, in such capacity, the "Administrative Agent") for the lenders (the "Lenders") from time to time party to the Credit Agreement described below.

                                    RECITALS

         WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement") among the Borrower, the Guarantors party thereto, the Lenders and the Administrative Agent, the Lenders have agreed to make Loans and issue Letters of Credit upon the terms and subject to the conditions set forth therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue (or participate in) Letters of Credit under the Credit Agreement that the Obligors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders.

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the jurisdiction applicable to the affected Collateral (as hereinafter defined) (the "UCC") on the date hereof are used herein as so defined: Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claims, Commingled Goods, Consumer Goods, Deposit Account, Documents Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Proceeds, Securities Entitlement, Securities Account, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper. For purposes of this Agreement, the term "Lender" shall include any Affiliate of any Lender which has entered into a Swap Contract permitted by Section 8.02(c)(v) of the Credit Agreement and/or a Treasury Management Agreement with any Loan Party.

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                  (b)      In addition, the following terms shall have the
         following meanings:

                  "Collateral": As defined in Section 2 hereof.

                  "Copyrights": The collective reference to (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6.24 to the Credit Agreement, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

                  "Copyright Licenses": Any written agreement naming any Obligor as licensor or licensee (including, without limitation, those listed in Schedule 6.24 to the Credit Agreement, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "Excluded Property":  As defined in Section 2 hereof.

                  "Intellectual Property": The collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "Patents": The collective reference to (i) all letter patents of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6.24 to the Credit Agreement, (ii) all applications for letter patents of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6.24 to the Credit Agreement, and (iii) all rights to obtain any reissues or extensions of the foregoing.

                  "Patent License": All agreements, whether written or oral, providing for the grant by or to any Obligor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.24 to the Credit Agreement.

                  "Secured Obligations": The collective reference to all of the Obligations, now existing or hereafter arising pursuant to the Loan Documents and owing from any Loan Party to any Lender or the Administrative Agent, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all liabilities arising under

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         Swap Contracts permitted by Section 8.02(c)(v) of the Credit Agreement and/or Treasury Management Agreements between any Loan Party and any Lender or any Affiliate of a Lender and all obligations and liabilities incurred in connection with collecting and enforcing the foregoing.

                  "Subsidiary Equity": With respect to each Obligor (i) 100% of the issued and outstanding Capital Stock of each direct Domestic Subsidiary and (ii) 65% (or such greater percentage that, (a) due to a change in an applicable Law after the date hereof, could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent or (b) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg.
         Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each direct Foreign Subsidiary, including the respective percentages of the Capital Stock of such Subsidiaries set forth on Schedule 1(b)(ii) hereto and any other shares of Capital Stock hereafter required to be pledged and delivered to the Administrative Agent pursuant to Section 7.14 of the Credit Agreement, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:

                           (1) all shares or securities representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefore, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and

                           (2) in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Capital Stock of the successor Person formed by or resulting from such consolidation or merger.

                  "Trademarks": The collective reference to (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in permitted by Section 6.24 of the Credit Agreement, and (ii) the right to obtain all renewals thereof.

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                  "Trademark License": Any agreement, whether written or oral, providing for the grant by or to any Obligor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in permitted by Section 6.24 of the Credit Agreement.

         2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following personal property of the Obligors (to the extent not constituting Excluded Property (as defined herein)), whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Collateral"):

                  (a)      all Accounts;

                  (b)      all cash and Cash Equivalents;

                  (c)      all Chattel Paper;

                  (d) those certain Commercial Tort Claims of the Obligors set forth on Schedule 2(d) attached hereto;

                  (e)      all Deposit Accounts;

                  (f)      all Documents;

                  (g)      all Equipment;

                  (h)      all Fixtures;

                  (i)      all General Intangibles (including Intellectual
                           Property);

                  (j) all Instruments, including without limitation the Instruments evidencing the Indebtedness described on
                           Schedule 2(j) and owing to such Obligor by the issuers named therein, and all interest, cash, Instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Instruments evidencing the Indebtedness;

                  (k)      all Inventory;

                  (l)      all Investment Property;

                  (m)      all Letter-of-Credit Rights;

                  (n)      all Software;

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                  (o)      all Subsidiary Equity;

                  (p)      all Supporting Obligations;

                  (q)      all Accessions; and

                  (r)      Proceeds of any and all of the foregoing;

provided, however, the foregoing grant of a security interest shall be deemed not to grant a security interest in any of the property described below (such property being hereinafter referred to as "Excluded Property"):

                           (i) any Equipment, General Intangibles or contracts related thereto, but only to the extent that, under applicable Laws, the applicable Obligor is expressly prohibited from granting a security interest therein or applicable Laws provide for the involuntary forfeiture of the property in the event a security interest is granted therein without the consent of the appropriate Governmental Authority, or at all; provided, however, that if such prohibition or the condition requiring such consent relates only to the foreclosure of a security interest or the exercise of other rights and remedies upon a default but not to the granting of a security interest therein, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such Governmental Authority is obtained by the Administrative Agent prior to foreclosure or exercising its other rights or remedies hereunder as to which such consent is required;

                           (ii) any Equipment, General Intangibles or contracts related thereto, but only to the extent that the terms and provisions of a written agreement, document or instrument in effect on the date hereof creating or evidencing such property or any rights relating thereto expressly prohibit the granting of a security interest therein or condition the granting of a security interest therein on the consent of a third party whose consent has not been obtained or would cause, or allow a third party to cause, the forfeiture of such property upon the granting of a security interest therein (other than to the extent that any such requirement or restriction would be rendered ineffective pursuant to the UCC or other applicable Law (including Debtor Relief Laws)), provided, however, that if such prohibition or the condition requiring such consent relates only to the foreclosure of a security interest or the exercise of other rights or remedies upon a default, then a security interest in such property shall be deemed to be granted by this Agreement subject to the condition that the consent of such third party is obtained by the Administrative Agent prior to foreclosure or exercising of its other rights or remedies hereunder as to which such consent is required; and

                           (iii) any Capital Stock of Foreign Subsidiaries that does not constitute Subsidiary Equity.

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         In the event of the termination or elimination of any prohibition or the requirement for any consent contained in any applicable law, rule, regulation, agreement, document or instrument to the extent sufficient to permit any Excluded Property to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such Excluded Property shall be automatically and simultaneously granted hereunder in such Excluded Property, and the Excluded Property automatically and simultaneously shall be deemed to be pledged to the Administrative Agent and shall be included as Collateral hereunder.

         The Obligors and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Intellectual Property.

         3. Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent, for the benefit of the Lenders, that until such time as the Secured Obligations (other than contingent indemnification obligations) have been paid in full and the Commitments have expired or been terminated:

                  (a) Ownership. Each Obligor has the right to pledge, sell, assign or transfer the Collateral in which it has an interest. There exists no "adverse claim" within the meaning of Section 8-102 of the UCC as of the date hereof with respect to the Subsidiary Equity of such Obligor.

                  (b) Security Interest/Priority. This Agreement, when executed and delivered and upon making of the initial Credit Extensions, creates a valid security interest in favor of the Administrative Agent, for the benefit of the Lenders, in the Collateral of such Obligor, and, when properly perfected by filing, shall constitute a valid perfected security interest in such Collateral (including all uncertificated Subsidiary Equity consisting of partnership or limited liability company interests that do not constitute a security pursuant to Section 8-103(c) of the UCC), to the extent such security can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens. The taking possession by the Administrative Agent of the certificates (if any) representing the Subsidiary Equity and all other Instruments constituting Collateral will perfect and establish the first priority of the Administrative Agent's security interest in all certificated Subsidiary Equity and such Instruments.

                  (c) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, (i) As-Extracted Collateral, (ii) Consumer Goods, (iii) Farm Products, (iv) Manufactured Homes or (v) Standing Timber.

                  (d) Accounts. (i) Each Account of the Obligors and the papers and documents relating thereto are genuine, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Obligor (or in the process of being delivered) or (B) services theretofore actually rendered by such Obligor to, the account debtor named therein, (iii) no Account of an Obligor with a principal balance equal to or greater than Twenty-Five

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         Thousand Dollars ($25,000) is evidenced by any Instrument or Chattel
         Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the control of, the Administrative Agent and (iv) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose.

                  (e) Equipment and Inventory. With respect to any material Equipment and/or Inventory of an Obligor, each such Obligor has exclusive possession and control of such Equipment and Inventory of such Obligor except for (i) Equipment leased by such Obligor as a lessee, (ii) Equipment or Inventory in transit with common or other carriers, or (iii) Equipment or Inventory that is out for repair. No material Inventory is held by an Obligor pursuant to consignment, sale or return, sale on approval or similar arrangement.

                  (f) Authorization of Subsidiary Equity. All Subsidiary Equity is duly authorized and validly issued, is fully paid and nonassessable and is not subject to the preemptive rights of any Person.

                  (g) Exercising of Rights. The exercise by the Administrative Agent of its rights and remedies hereunder will not violate any Law or governmental regulation or any material contractual restriction binding on or affecting an Obligor or any of its Property.

                  (h)      [Reserved]

                  (i) No Other Shares. As of the Closing Date, no Obligor owns any Subsidiary Equity required to be pledged pursuant to Section
         7.14 of the Credit Agreement other than as set forth on Schedule 1(b)(ii) attached hereto.

                  (j) Partnership and Limited Liability Company Interests. Except as previously disclosed to the Administrative Agent, none of the Subsidiary Equity consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in Article 8 of the UCC.

         4. Covenants. Each Obligor covenants that until such time as the Secured Obligations (other than contingent indemnification obligations) have been paid in full and the Commitments have expired or been terminated, such Obligor shall:

                  (a) Instruments/Chattel Paper/Subsidiary Equity. (i) If any amount with a principal balance equal to or greater than One Hundred Thousand Dollars ($100,000) and payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral with a value equal to or greater than One Hundred Thousand Dollars ($100,000) shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper or

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         Document is either in the possession of such Obligor at all times or, if reasonably requested by the Administrative Agent to perfect its security interest in such Collateral, is delivered to the Administrative Agent duly indorsed in a manner reasonably satisfactory to the Administrative Agent. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend reasonably acceptable to the Administrative Agent indicating the Administrative Agent's security interest in such Tangible Chattel Paper.

                  (ii) Deliver to the Administrative Agent promptly upon the receipt thereof by or on behalf of an Obligor as required by Section
         7.14 of the Credit Agreement, all other certificates and instruments constituting Subsidiary Equity of an Obligor. Prior to delivery to the Administrative Agent, all such certificates and instruments constituting Subsidiary Equity of an Obligor shall be held in trust by such Obligor for the benefit of the Administrative Agent pursuant hereto. All such certificates representing Subsidiary Equity shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Schedule 4(a)(ii) attached hereto.

                  (b) Change in Corporate Structure or Location. Not, without providing 30 days prior written notice to the Administrative Agent, change its registered legal name, change its corporate structure or change its jurisdiction of organization, except to the extent such change in corporate structure or jurisdiction will not have a materially adverse impact on the perfection or priority of the Administrative Agent's security interest in the Collateral.

                  (c) Filing of Financing Statements, Notices, etc. Each Obligor hereby authorizes the Administrative Agent to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably deem necessary in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as "all personal property" or "all assets."). Each Obligor shall also execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary
         (i) to assure to the Administrative Agent its security interests hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to copyrights and copyright applications, a Notice of Grant of Security Interest in Copyrights in the form of
         Schedule 4(c)(i)(B), (C) with regard to patents and patent applications, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 4(c)(i)(C) attached hereto and (D) with regard to trademarks and trademark applications, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Schedule 4(c)(i)(D) attached hereto,
         (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder.

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                  (d)      Control. Each Obligor shall execute and deliver all
         agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purpose of obtaining and maintaining control with respect to any Collateral consisting of (i) Deposit Accounts, (ii) Investment Property, (iii) Letter-of-Credit Rights and (iv) Electronic Chattel Paper.

                  (e) Collateral Held by Warehouseman, Bailee, etc. If any Collateral with a value equal to or greater than One Million Dollars ($1,000,000) is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor and the Administrative Agent so requests (i) notify such Person in writing of the Administrative Agent's security interest therein, (ii) instruct such Person to hold all such Collateral for the Administrative Agent's account and subject to the Administrative Agent's instructions and
         (iii) use reasonable efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

                  (f) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor's business.

                  (g) Commercial Tort Claims; Notice of Litigation. (i) Promptly forward to the Administrative Agent written notification of any and all Commercial Tort Claims claiming as damages an amount in excess of One Hundred Thousand Dollars ($100,000), including, but not limited to, any and all such actions, suits, and proceedings before any court or Governmental Authority by or affecting such Obligor or any of its Subsidiaries and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by the Administrative Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Administrative Agent's security interest in any Commercial Tort Claims.

                  (h) Books and Records. Mark its books and records (and shall cause the issuer of the Subsidiary Equity of such Obligor to mark its books and records) to reflect the security interest granted to the Administrative Agent, for the benefit of the Lenders, pursuant to this Agreement.

                  (i) Nature of Collateral. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Administrative Agent shall have a perfected Lien on such Fixture or real property.

                  (j) Issuance or Acquisition of Capital Stock. Not without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably

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         require, issue or acquire any Capital Stock consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a "security" or a "financial asset" as such terms are defined in Article 8 of the UCC.

                  (k)      Intellectual Property.

                           (i) Such Obligor (either itself or through licensees) will (A) continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use unless in the good faith judgment of such Obligor the use of such Trademark is no longer commercially reasonable, (B) maintain as in the past the quality of products and services offered under such Trademark except to the extent, in the good faith judgment of such Obligor, any change in quality is commercially reasonable, (C) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Laws, (D) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and
                  (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way except to the extent Obligor, in its good faith judgment, deems the same to be commercially reasonable.

                           (ii) Such Obligor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public unless in the good faith judgment of such Obligor the use of such Patent is no longer commercially reasonable.

                           (iii) Unless in the good faith judgment of such Obligor, the use of a particular Copyright is no longer necessary to its business, such Obligor (either itself or through licensees) (A) will employ each material Copyright and
                  (B) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Obligor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain unless in the good faith judgment of such Obligor the use of such Copyright is no longer necessary.

                           (iv) Such Obligor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

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                           (v)      Such Obligor will notify the Administrative
                  Agent within fifty (50) days after the end of each fiscal quarter if it learned during the quarter then ended that any application or registration relating to any material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Obligor's ownership of, or the validity of, any material Intellectual Property or such Obligor's right to register the same or to own and maintain the same.

                           (vi) Whenever such Obligor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Obligor shall report such filing to the Administrative Agent within fifty (50) days after the end of each fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Obligor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Obligor relating thereto or represented thereby.

                           (vii) Such Obligor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability except to the extent such Obligor in good faith deems the same to be no longer necessary for its business.

                           (viii) In the event that any material Intellectual Property is infringed, misappropriated or diluted by a third party, such Obligor shall, to the extent it has knowledge of such infringement, misappropriation or dilution (A) take such actions as such Obligor shall in good faith deem appropriate under the circumstances to protect such Intellectual Property and (B) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and, to the extent such Obligor in good faith deems it commercially reasonable to do so, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                  (l) Insurance. Insure, repair and replace the Collateral of such Obligor as set forth in the Credit Agreement. All insurance proceeds paid in connection with any insurance providing coverage with respect to any Collateral shall be subject to the security interest of the Administrative Agent hereunder.

         5. Advances. (i) Upon the occurrence of and during the existence of an Event of Default or (ii) upon the failure of any Obligor to perform any of the covenants and agreements contained herein and upon prior written notice to the Obligors if, with respect to this clause (ii), the Administrative Agent reasonably determines that the taking of a particular action is required prior to the expiration of any applicable cure period(s) in order to prevent an impairment of its rights in and to any Collateral, then, in either case, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent reasonably may deem advisable in the performance thereof, including, without limitation, the payment of insurance premiums, the payment of taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against adverse claims and other expenditures which the Administrative Agent or the Lenders may reasonably make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefore, and shall constitute additional Secured Obligations. No such performance of any covenant or agreement by the Administrative Agent or the Lenders on behalf of any Obligor, and no such advance or expenditure therefore, shall relieve the Obligors of any Default or Event of Default. The Administrative Agent or the Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         6.       Remedies.

                  (a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent or the Lenders shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in the Swap Contracts and/or Treasury Management Agreements between any Obligor and any Lender, or under applicable Laws (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the
         UCC), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent at the expense of the Obligors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale (which in the case of a private sale of Subsidiary Equity, shall be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker's board or elsewhere, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and, in the case of a sale of Subsidiary Equity, that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least 10 Business Days before the time of sale or other event giving rise to the requirement of such notice. Each Obligor further acknowledges and agrees that any offer to sell any Subsidiary Equity which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Administrative Agent may, in such event, bid for the purchase of such securities. The Administrative Agent and the Lenders shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Lender may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent and the Lenders may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent and the Lenders may further postpone such sale by announcement made at such time and place.

                  (b) Remedies relating to Accounts. During the continuation of an Event of Default, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, the Administrative Agent shall have the right to enforce any Obligor's rights against any account debtors and obligors on such Obligor's Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the

         Administrative Agent in accordance with the provisions hereof shall be solely for the Administrative Agent's own convenience and that such Obligor shall not have any right, title or interest in such Accounts or in any such other amounts except as expressly provided herein. The Administrative Agent and the Lenders shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, during the continuation of an Event of Default, (i) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications, (ii) upon the Administrative Agent's request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (iii) the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

                  (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuance thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

                  (d) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Lenders to exercise any right, remedy or option under this Agreement, any other Loan Document, any Swap Contract and/or Treasury Management Agreement between any Obligor and any Lender, or as provided by law, or any delay by the Administrative Agent or the Lenders in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Lenders shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Lenders, nor any party acting as attorney for the Administrative Agent or the Lenders, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agents and the Lenders under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the Lenders may have.

                  (e) Retention of Collateral. The Administrative Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

                  (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations (other than contingent indemnification obligations) shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

         7.       Rights of the Administrative Agent.

                  (a) Power of Attorney. Each Obligor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority upon the occurrence and during the continuance of an Event of Default to take any or all of the following actions:

                           (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Administrative Agent may reasonably determine;

                           (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

                           (iii) to defend, settle or compromise any action brought and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

                           (iv) receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor on behalf of and in the name of such Obligor, or securing, or relating to such Collateral;

                           (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

                           (vi) adjust and settle claims under any insurance policy relating thereto;

                           (vii) execute and deliver all assignments, conveyances, statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated therein;

                           (viii) institute any foreclosure proceedings that the Administrative Agent may deem appropriate; and

                           (ix) do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

         This power of attorney is a power coupled with an interest and shall be irrevocable until such time as the Secured Obligations (other than contingent indemnification obligations) have been paid in full and the Commitments have expired or been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence, bad faith or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

                  (b) Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations to a successor Administrative Agent appointed pursuant to
         Section 10.09 of the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.

                  (c) The Administrative Agent's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder and the accounting for moneys actually received by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Administrative Agent shall accord the Collateral treatment substantially equal to that which the Administrative Agent accords its own property and other similar property in its possession, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 6 hereof, the Administrative Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.

                  (d) Liability with Respect to Accounts. The Administrative Agent shall not have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (e) Voting and Payment Rights in Respect of the Subsidiary Equity.

                           (i) So long as no Event of Default shall exist, each Obligor may (A) exercise any and all voting and other consensual rights pertaining to the Subsidiary Equity of such Obligor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement and
                  (B) receive and retain any and all dividends (other than stock dividends and other dividends constituting Collateral which are addressed hereinabove), principal or interest paid in respect of the Subsidiary Equity to the extent they are allowed under the Credit Agreement;

                           (ii) During the continuance of an Event of Default, (A) all rights of an Obligor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to clause (i)(A) above shall cease and all such rights shall thereupon become vested in the Administrative Agent which shall then have the sole right to exercise such voting and other consensual rights, (B) all rights of an Obligor to receive the dividends, principal and interest payments which it would otherwise be authorized to receive and retain pursuant to clause (i)(B) above shall cease and all such rights shall thereupon be vested in the Administrative Agent which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments, and (C) all dividends, principal and interest payments which are received by an Obligor contrary to the provisions of clause (ii)(B) above shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Obligor, and shall be forthwith paid over to the Administrative Agent as

                  Collateral in the exact form received, to be held by the Administrative Agent as Collateral and as further collateral security for the Secured Obligations; and

                           (iii) After any and all Events of Default have been cured, terminated or waived in accordance with the Credit Agreement (i) such Obligor shall have the right to exercise the voting, managerial and other consensual rights and powers that it would otherwise be entitled pursuant to subsection 7(e)(i) above, (ii) such Obligor shall have the right to receive and retain cash dividends and other distributions that it would otherwise be entitled pursuant to subsection 7(e)(ii) above, and (iii) within five (5) Business Days after such cure, termination or waiver, the Administrative Agent shall repay and deliver to such Obligor all cash and monies that such Obligor is entitled to retain pursuant to subsection 7(e)(ii) above.

         8. Application of Proceeds. Upon the acceleration of the Secured Obligations pursuant to Section 9.02 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Lenders in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.03 of the Credit Agreement.

         9.       Continuing Agreement.

                  (a) This Agreement shall remain in full force and effect until such time as the Secured Obligations (other than contingent indemnification obligations) have been paid in full and the Commitments have expired or been terminated, at which time (i) this Agreement shall be automatically terminated, (ii) the Administrative Agent shall, upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination, and
         (ii) the Administrative Agent shall deliver to the Borrower an authorization to file all such UCC and other termination statements and related filings as may be necessary to effectuate the release of the liens and security interests created hereunder.

                  (b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

         10. Amendments; Waivers; Modifications, etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

         11. Successors in Interest. This Agreement shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns.

         12. Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 11.02 of the Credit Agreement.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

         14. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         15. Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Sections 11.17 and 11.18 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

         16. Severability. If any provision of any of the Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         17. Entirety. This Agreement, the other Loan Documents and the Swap Contracts and/or Treasury Management Agreements between any Obligor and any Lender represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, the Swap Contracts and/or Treasury Management Agreements between any Obligor and any Lender or the transactions contemplated herein and therein.

         18. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent's and the Lenders' rights or the Secured Obligations under this Agreement, under any other of the Loan Documents or under any Swap Contract and/or Treasury Management Agreement between any Obligor and any Lender.

                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

OBLIGORS:         TEAM HEALTH, INC.

                  By: /s/ Robert Abramowski
                     -------------------------------------------
                  Name: Robert Abramowski
                  Title: Executive Vice President

                  ACCESS NURSE PM, INC.
                  AFTER HOURS PEDIATRICS, INC.
                  AMERICAN CLINICAL RESOURCES, INC.
                  CHARLES L. SPRINGFIELD, INC.
                  CLINIC MANAGEMENT SERVICES, INC.
                  CORRECTIONAL HEALTHCARE ADVANTAGE, INC.
                  CULLMAN EMERGENCY PHYSICIANS, INC.
                  DANIEL & YEAGER, INC.
                  DRS. SHEER, AHEARN & ASSOCIATES, INC.
                  EMERGENCY COVERAGE CORPORATION
                  EMERGENCY PHYSICIAN ASSOCIATES, INC.
                  ERIE SHORES EMERGENCY PHYSICIANS, INC.
                  GREENBRIER EMERGENCY PHYSICIANS, INC.
                  EMERGENCY PROFESSIONAL SERVICES, INC.
                  HEALTH CARE ALLIANCE, INC.
                  HERSCHEL FISCHER, INC.
                  IMBS, INC.
                  INPHYNET CONTRACTING SERVICES, INC.
                  INPHYNET HOSPITAL SERVICES, INC.
                  INPHYNET SOUTH BROWARD, INC.
                  KARL G. MANGOLD, INC.
                  KELLY MEDICAL SERVICES CORPORATION
                  MED: ASSURE SYSTEMS, INC.
                  MEDICAL MANAGEMENT RESOURCES, INC.
                  MEDICAL SERVICES, INC.
                  METROAMERICAN RADIOLOGY, INC.
                  NORTHWEST EMERGENCY PHYSICIANS,
                    INCORPORATED
                  PARAGON CONTRACTING SERVICES, INC.

                  By:  /s/ Robert Abramowski
                     -----------------------------------------------
                  Name: Robert Abramowski
                  Title: Vice President

                                                               SIGNATURE PAGE TO
                                                   SECURITY AND PLEDGE AGREEMENT
                                                               TEAM HEALTH, INC.
                                                                      MARCH 2004

OBLIGORS (CONTINUED):.

                              PHYSICIAN INTEGRATION CONSULTING
                                SERVICES, INC.
                              QUANTUM PLUS, INC.
                              REICH, SEIDELMANN & JANICKI CO.
                              ROSENDORF MARGULIES BORUSHOK &
                                SCHOENBAUM  RADIOLOGY ASSOCIATES OF
                                HOLLYWOOD, INC.
                              SOUTHEASTERN EMERGENCY PHYSICIANS  OF
                                MEMPHIS, INC.
                              SOUTHEASTERN EMERGENCY PHYSICIANS, INC.
                              SPECTRUM CRUISE CARE, INC.
                              SPECTRUM HEALTHCARE RESOURCES OF
                                DELAWARE, INC.
                              SPECTRUM HEALTHCARE RESOURCES, INC.
                              SPECTRUM HEALTHCARE SERVICES, INC.
                              SPECTRUM HEALTHCARE, INC.
                              SPECTRUM PRIMARY CARE OF DELAWARE,
                                INC.
                              SPECTRUM PRIMARY CARE, INC.
                              TEAM ANESTHESIA, INC.
                              TEAM HEALTH ANESTHESIA MANAGEMENT
                                SERVICES, INC.
                              TEAM HEALTH FINANCIAL SERVICES, INC.
                              TEAM RADIOLOGY, INC.
                              TH CONTRACTING MIDWEST, LLC
                              THE EMERGENCY ASSOCIATES FOR MEDICINE,
                                INC.

                              By: /s/ Robert Abramowski
                                 ----------------------------------
                              Name:  Robert Abramowski
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                   SECURITY AND PLEDGE AGREEMENT
                                                               TEAM HEALTH, INC.
                                                                      MARCH 2004

                          FISCHERMANGOLD, A CALIFORNIA GENERAL
                            PARTNERSHIP

                          By: Herschel Fischer, Inc., General Partner

                          By: /s/ Robert Abramowski
                              ---------------------------------
                          Name: Robert Abramowski
                          Title: Vice President

                          By: Karl G. Mangold, Inc., General Partner

                          By: /s/ Robert Abramowski
                              ---------------------------------
                          Name: Robert Abramowski
                          Title: Vice President

                          MT. DIABLO EMERGENCY PHYSICIANS, A
                            CALIFORNIA GENERAL PARTNERSHIP

                          By: Herschel Fischer, Inc., General Partner

                          By: /s/ Robert Abramowski
                              ---------------------------------
                          Name: Robert Abramowski
                          Title: Vice President

                          By: Karl G. Mangold, Inc., General Partner

                          By: /s/ Robert Abramowski
                              ---------------------------------
                          Name: Robert Abramowski
                          Title: Vice President

                                                               SIGNATURE PAGE TO
                                                   SECURITY AND PLEDGE AGREEMENT
                                                               TEAM HEALTH, INC.
                                                                      MARCH 2004

                       PARAGON HEALTHCARE LIMITED
                         PARTNERSHIP

                       By: Inphynet Hospital Services, Inc., its general partner

                       By: /s/ Robert Abramowski
                           ---------------------------------
                       Name: Robert Abramowski
                       Title: Vice President

                       TEAM HEALTH SOUTHWEST, L.P.

                       By: Team Radiology, Inc., its general partner

                       By: /s/ Robert Abramowski
                           ---------------------------------
                       Name: Robert Abramowski
                       Title: Vice President

                       TEAM HEALTH BILLING SERVICES, L.P.

                       By: Team Health, Inc., its general partner

                       By: /s/ Robert Abramowski
                           ---------------------------------
                       Name: Robert Abramowski
                       Title: Vice President

                                                               SIGNATURE PAGE TO
                                                   SECURITY AND PLEDGE AGREEMENT
                                                               TEAM HEALTH, INC.
                                                                      MARCH 2004

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A., as Administrative Agent

By:     /s/ Aamir Saleem
        ----------------
Name:   Aamir Saleem
Title:  Vice President

                                                               SIGNATURE PAGE TO
                                                   SECURITY AND PLEDGE AGREEMENT
                                                               TEAM HEALTH, INC.
                                                                      MARCH 2004

                                SCHEDULE 1(b)(ii)
                                SUBSIDIARY EQUITY

                                  SCHEDULE 2(d)

                             COMMERCIAL TORT CLAIMS

                                  SCHEDULE 2(j)

                               PLEDGED INSTRUMENTS

                                SCHEDULE 4(a)(ii)

                             IRREVOCABLE STOCK POWER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of Capital Stock of _____________________, a __________ corporation:

         No. of Shares                               Certificate No.

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such Capital Stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him. The effectiveness of a transfer pursuant to this stock power shall be subject to any and all transfer restrictions referenced on the face of the certificates evidencing such interest or in the certificate of incorporation or bylaws of the subject corporation, to the extent they may from time to time exist.

                           By: _____________________________________
                           Name: ___________________________________
                           Title: __________________________________

                               SCHEDULE 4(c)(i)(B)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS

United States Copyright Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of March_____ , 2004 (as the same may be amended, modified, extended or restated from time to time, the "Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and Bank of America, N.A., as administrative agent (the "Administrative Agent") for the Lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown below to the Administrative Agent for the ratable benefit of the Lenders:

                                   COPYRIGHTS

                                                              Date of
Copyright No.         Description of Copyright               Copyright

                             COPYRIGHT APPLICATIONS

Copyright             Description of Copyright           Date of Copyright
Applications No.            Applied For                     Applications

         The Obligors and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                            Very truly yours,

                                            ____________________________________
                                            [Obligor]

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By: ________________________________________
Name: ______________________________________
Title: _____________________________________

                               SCHEDULE 4(c)(i)(C)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS

United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of March _______, 2004 (the "Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and Bank of America, N.A., as administrative agent (the "Administrative Agent") for the Lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the patents and patent applications shown below to the Administrative Agent for the ratable benefit of the Lenders:

                                     PATENTS

                         Description of Patent                       Date of
Patent No.                       Item                                 Patent

                               PATENT APPLICATIONS

   Patent                Description of Patent                   Date of Patent
Applications No.              Applied For                          Applications

         The Obligors and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                            Very truly yours,

                                            ____________________________________
                                            [Obligor]

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By: ________________________________________
Name: ______________________________________
Title: _____________________________________

                               SCHEDULE 4(c)(i)(D)

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS

United States Patent and Trademark Office

Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of July 25, 2003 (the "Agreement") by and among the Obligors party thereto (each an "Obligor" and collectively, the "Obligors") and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for the Lenders referenced therein (the "Lenders"), the undersigned Obligor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications shown below to the Administrative Agent for the ratable benefit of the Lenders:

                                   TRADEMARKS

                         Description of Trademark                   Date of
Trademark No.                    Item                               Trademark

                             TRADEMARK APPLICATIONS

Trademark                Description of Trademark           Date of Trademark
Applications No.                Applied For                    Applications

         The Obligors and the Administrative Agent, on behalf of the Lenders, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                            Very truly yours,

                                            ____________________________________
                                            [Obligor]

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By: ________________________________________
Name: ______________________________________
Title: _____________________________________